Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Mersana Therapeutics, Inc. (the “Company”) for the quarter ended June 30, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned  officers of the company, hereby certifies, pursuant to Section 1350 of Chapter 63 of Title 18, United States Code, that to the best of her knowledge:

1)     the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2018	/s/ Anna Protopapas
Anna Protopapas
President and Chief Executive Officer (Principal Executive Officer)

Dated: August 14, 2018	/s/ David A. Spellman
David A. Spellman
Chief Financial Officer (Principal Financial Officer)